                                                                     Rule 497(d)
                                                      Registration No. 333-68601

                      SUPPLEMENT DATED SEPTEMBER 28, 1999
                                       TO
                        PROSPECTUS DATED AUGUST 25, 1999
                                      FOR
                   FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
   A FLEXIBLE PREMIUM COMBINATION FIXED AND VARIABLE UNIVERSAL LIFE INSURANCE
                                     POLICY
             ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

The sample hypothetical illustrations contained in Appendix C to the prospectus include several tables that illustrate the way in which a Policy's death benefit, Account Value and Cash Surrender Value could vary over an extended period of time based on certain assumptions described in the appendix. The second column of each table shows the amount which would accumulate if an amount equal to each premium were invested and earned interest, after taxes, at 5% per year, compounded annually. For Table 2 and Table 4, the amounts shown in the second column for Ages 60, 65, 70 and 75 should be disregarded and replaced with the following:

Age 60        32,926
Age 65        74,949
Age 70       128,581
Age 75       197,032